EXHIBIT 10





                      Consent of Independent Auditors


We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated January 28, 1999, with respect to the statutory-basis financial statements of Keyport Benefit Life Insurance Company, and March 12, 1999, with respect to the financial statements of Keyport Benefit Life Insurance Company-Variable Account A, included in this Pre-Effective Amendment No. 1 to the Registration Statement (Form N-4, Nos. 333-75155 and 811-08635).




                                                 /s/ERNST & YOUNG LLP


Boston, Massachusetts
June 16, 1999